DIMON INCORPORATED

                      DIRECTORS' STOCK PLAN






















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                        TABLE OF CONTENTS


  ARTICLE I DEFINITIONS..........................................1

       1.01. Affiliate...........................................1
       1.02. Agreement...........................................1
       1.03. Board...............................................1
       1.04. Code................................................1
       1.05. Committee...........................................1
       1.06. Common Stock........................................1
       1.07. Company.............................................1
       1.08. Deferred Compensation Plan..........................1
       1.09. Deferred Stock Benefit..............................2
       1.10. Fair Market Value...................................2
       1.11. Option..............................................2
       1.12. Participant.........................................2
       1.13. Performance Share...................................2
       1.14. Plan................................................2
       1.15. Stock Award.........................................3

  ARTICLE II PURPOSES............................................3


  ARTICLE III ADMINISTRATION.....................................3


  ARTICLE IV ELIGIBILITY.........................................4


  ARTICLE V STOCK SUBJECT TO PLAN................................4

       5.01. Shares Issued.......................................4
       5.02. Aggregate Limit.....................................4
       5.03. Reallocation of Shares..............................4

  ARTICLE VI OPTIONS.............................................5

       6.01. Award...............................................5
       6.02. Option Price........................................5
       6.03. Maximum Option Period...............................5
       6.04. Nontransferability..................................5
       6.05. Transferable Options................................6
       6.06. Status..............................................6

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       6.07. Exercise............................................6
       6.08. Payment.............................................6
       6.09. Shareholder Rights..................................7

  ARTICLE VII STOCK AWARDS.......................................7

       7.01. Award...............................................7
       7.02. Vesting.............................................7
       7.03. Status..............................................7
       7.04. Shareholder Rights..................................8
       7.05. Deferred Stock Benefits.............................8

  ARTICLE VIII PERFORMANCE SHARE AWARDS..........................8

       8.01. Award...............................................8
       8.02. Earning the Award...................................8
       8.03. Payment.............................................9
       8.04. Shareholder Rights..................................9
       8.05. Nontransferability..................................9
       8.06. Status..............................................9

  ARTICLE IX ADJUSTMENT UPON CHANGE IN COMMON STOCK..............9


  ARTICLE X COMPLIANCE WITH LAW AND APPROVAL OF
       REGULATORY BODIES........................................10


  ARTICLE XI GENERAL PROVISIONS.................................11

       11.01. Effect on Service.................................11
       11.02. Unfunded Plan.....................................11
       11.03. Rules of Construction.............................11

  ARTICLE XII AMENDMENT.........................................11


  ARTICLE XIII DURATION OF PLAN.................................12


  ARTICLE XIV EFFECTIVE DATE OF PLAN............................12


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                          ARTICLE I
                          ---------
                        DEFINITIONS
                        -----------

  1.01.     Affiliate
            ---------
       Affiliate means any "subsidiary" or "parent" corporation (within the meaning of Section 424 of the Code) of the Corporation.

  1.02.     Agreement
            ---------
       Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of an Option, Performance Share award or Stock Award granted to such Participant.

  1.03.     Board
            -----
       Board means the Board of Directors of the Company.

  1.04.     Code
            ----
       Code means the Internal Revenue Code of 1986, and any amendments thereto.

  1.05.     Committee
            ---------
       Committee means the Executive Committee of the Board.

  1.06.     Common Stock
            ------------
       Common Stock means the common stock of the Company.

  1.07.     Company
            -------
       Company means DIMON Incorporated.

  1.08.     Deferred Compensation Plan
            --------------------------
       Deferred Compensation Plan means a plan or arrangement maintained by the Company or an Affiliate of the Company, including a plan or arrangement adopted after the adoption of this Plan, that provides for the deferral of income or benefits for or on behalf of one or more Participants. A plan that is qualified under
  Section 401(a) of the Code is not a Deferred Compensation
  Plan.

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  1.09.     Deferred Stock Benefit
            ----------------------
       Deferred Stock Benefit means a benefit payable under a Deferred Compensation Plan to the extent that such benefit is settled in Common Stock.

  1.10.     Fair Market Value
            -----------------
       Fair Market Value means, on any given date, the closing price of a share of Common Stock as reported on the New York Stock Exchange composite tape on such date, or if the Common Stock was not traded on the New York
  Stock Exchange on such day, then on the next preceding day that the Common Stock was traded on such exchange, all as reported by such source as the Committee may select.

  1.11.     Option
            ------
       Option means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

  1.12.     Participant
            -----------
       Participant means a member of the Board who is not an employee of the Company or an Affiliate of the Company or a person who provides services to the Company or an Affiliate of the Company in a capacity other than as an employee, who is selected to receive an Option, Performance Shares, a Stock Award, or a combination thereof.

  1.13.     Performance Share
            -----------------
       Performance Share means an award stated with reference to a specified number of shares of Common Stock that entitles the holder to receive a payment for each specified share equal to the Fair Market Value on the date of payment. In the discretion of Committee, subject to the approval of the Board, a Performance Share award may include the right to receive an additional payment for the accumulated dividends that would have been paid on each specified share as if such dividends had been invested in Common Stock on the dividend payment date, from the date of grant to the date of payment.

  1.14.     Plan
            ----
       Plan means the DIMON Incorporated Directors' Stock
  Plan.

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  1.15.     Stock Award
            -----------
       Stock Award means Common Stock awarded to a Participant under Article VII, including Common Stock issued in settlement of a Deferred Stock Benefit and Common Stock issued in settlement of a Performance Share award.

                      ARTICLE II
                      ----------
                      PURPOSES
                      --------

       The Plan is intended to assist the Company in recruiting and retaining as members of the Board and as other service providers individuals with ability and initiative by enabling such persons to participate in the future success of the Company and to associate their interests with those of the Company and its shareholders.
  The Plan is intended to permit the grant of Options, Performance Shares and Stock Awards. The proceeds received by the Company from the sale of Common Stock pursuant to this Plan shall be used for general corporate purposes.


                      ARTICLE III
                      -----------
                    ADMINISTRATION
                    --------------

       The Plan shall be administered by the Committee;
  provided, however, that all awards under the Plan shall be subject to the final approval of the Board. Subject to the preceding sentence, the Committee shall have authority to grant Options, Performance Shares and Stock
  Awards upon such terms (not inconsistent with the provisions of this Plan), as the Committee may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan), on the exercisability of all or any part of an Option or on the vesting or transferability or both of Stock Awards and Performance Shares. Notwithstanding any such conditions, the Committee may, in its discretion (but subject to the approval of the Board), accelerate the time at which any Option may be exercised, the time at which any Stock
  Award may become nonforfeitable, exercisable, or both or the time at which Performance Shares may be earned, settled, or both. In addition, the Committee shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee (other than the requirement that all awards under the Plan must be approved by the Board). Any decision made, or action taken, by the Committee or the Board in connection with the administration of this Plan

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  shall be final and conclusive.  No member of the
  Committee or the Board shall be liable for any act done in good faith with respect to this Plan or any Agreement, Option, Performance Share or Stock Award. All expenses of administering this Plan shall be borne by the Company.

                      ARTICLE IV
                      ----------
                     ELIGIBILITY
                     -----------

       Any member of the Board who is not an employee of the Company or an Affiliate (including a corporation that becomes an Affiliate after the adoption of this Plan) and any person who is providing services to the Company or an Affiliate in a capacity other than as an employee, is eligible to participate in this Plan if the Committee, with the approval of the Board, determines that such person has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or an Affiliate.


                     ARTICLE V
                     ---------
               STOCK SUBJECT TO PLAN
               ---------------------

  5.01.     Shares Issued.
            --------------
       Upon the award of shares of Common Stock pursuant to a Stock Award the Company may issue shares of Common
  Stock from its authorized but unissued Common Stock.
  Upon the exercise of any Option the Company may deliver to the Participant (or the Participant's broker if the Participant so directs), shares of Common Stock from its authorized but unissued Common Stock.

  5.02.     Aggregate Limit.
            ----------------
       The maximum aggregate number of shares of Common
  Stock that may be issued under this Plan pursuant to the exercise of Options and the grant of Stock Awards is 70,000 shares. The maximum aggregate number of shares that may be issued under this Plan shall be subject to adjustment as provided in Article IX.

  5.03.     Reallocation of Shares.
            -----------------------
       If an Option is terminated, in whole or in part, for any reason other than its exercise, the number of shares of Common Stock allocated to the Option or portion thereof may be reallocated to other Options, Performance
  Shares and Stock Awards to be granted under this Plan.
  If a Performance Share award is terminated, in whole or

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  in part, prior to being earned, the number of shares of
  Common Stock allocated to the Performance Share award may be reallocated to other Options, Performance Shares and Stock Awards to be granted under this Plan. If a Stock
  Award is forfeited, in whole or in part, the number of shares of Common Stock allocated to the Stock Award or portion thereof may be reallocated to other Options, Performance Shares and Stock Awards to be granted under this Plan.

                        ARTICLE VI
                        ----------
                         OPTIONS
                         -------

  6.01.     Award.
            ------
       In accordance with the provisions of Article IV, the Committee, subject to the approval of the Board, will designate each individual to whom an Option is to be granted. In accordance with the provisions of Article IV and upon such terms as may be prescribed by the Committee and approved by the Board, the Committee may designate one or more individuals to whom an Option will be granted in lieu of cash or other compensation otherwise payable to such individual or individuals by the Company or an Affiliate.

  6.02.     Option Price.
            -------------
       The price per share for Common Stock purchased on the exercise of an Option shall be determined by the Committee on the date of grant, subject to the approval of the Board, but shall not be less than the Fair Market
  Value on the date the Option is granted.

  6.03.     Maximum Option Period
            ---------------------
       The maximum period in which an Option may be exercised shall be determined by the Committee on the date of grant, subject to the approval of the Board, except that no Option shall be exercisable after the expiration of ten years from the date such Option was granted.

  6.04.     Nontransferability.
            -------------------
       Except as provided in Section 6.05, each Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution.
  Except as provided in Section 6.05, during the lifetime of the Participant to whom the Option is granted, the Option may be exercised only by the Participant. No right or interest of a Participant in any Option shall be

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  liable for, or subject to, any lien, obligation, or
  liability of such Participant.

  6.05.     Transferable Options.
            ---------------------
       Section 6.04 to the contrary notwithstanding, if the Agreement provides, an Option may be transferred by a Participant to the Participant's children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Securities Exchange Commission Rule 16b-3 as in effect from time to time. The holder of an Option transferred pursuant to this section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant;
  provided, however, that such transferee may not transfer the Option except by will or the laws of descent and distribution.

  6.06.     Status.
            -------
       In the event that the terms of any Option provide that it may be exercised only during a Participant's service on the Board or only during the Participant's continued service to the Company or an Affiliate or within a specified period of time thereafter, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous service.

  6.07.     Exercise.
            ---------
       Subject to the provisions of this Plan and the applicable Agreement, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee, with the approval of the Board, shall determine. An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the Option.

  6.08.     Payment.
            --------
       Unless otherwise provided by the Agreement, payment of the Option price shall be made in cash or a cash equivalent. If the Agreement provides, payment of all or part of the Option price may be made by surrendering shares of Common Stock to the Company. If Common Stock is used to pay all or part of the Option price, the sum of the cash and cash equivalent and the Fair Market Value
  (determined as of the day preceding the date of exercise)

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  of the shares surrendered must not be less than the
  Option price of the shares for which the Option is being exercised.

  6.09.     Shareholder Rights.
            -------------------
       No Participant shall have any rights as a shareholder with respect to shares subject to his Option until the date of exercise of such Option.

                      ARTICLE VII
                      -----------
                      STOCK AWARDS
                      ------------

  7.01.     Award.
            ------
       In accordance with the provisions of Article IV, the Committee, subject to the approval of the Board, will designate each individual to whom a Stock Award is to be made and the number of shares of Common Stock subject to the Stock Award. In accordance with the provisions of
  Article IV and upon such terms as may be prescribed by the Committee and approved by the Board, the Committee may designate one or more individuals to whom a Stock
  Award will be granted in lieu of cash or other compensation otherwise payable to such individual or individuals by the Company or an Affiliate.

  7.02.     Vesting.
            --------
       The Committee on the date of the award, subject to the approval of the Board, may prescribe that a Participant's rights in a Stock Award shall be forfeitable or otherwise restricted for a period of time or subject to such conditions as may be set forth in the Agreement.

  7.03.     Status.
            -------
       In the event that the terms of any Stock Award provide that shares may become transferable and nonforfeitable thereunder only after completion of a specified period of service on the Board or only after completion of a specified period of service to the Company or an Affiliate, the Committee may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous service.


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  7.04.     Shareholder Rights
            ------------------
       Prior to their forfeiture (in accordance with the applicable Agreement and while the shares of Common Stock granted pursuant to the Stock Award may be forfeited or are nontransferable), a Participant will have all rights of a shareholder with respect to a Stock Award, including the right to receive dividends and vote the shares;
  provided, however, that during such period (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of shares of Common
  Stock granted pursuant to a Stock Award, and (ii) the Company shall retain custody of the certificates evidencing shares of Common Stock granted pursuant to a Stock Award, and (iii) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each Stock Award. The limitations set forth in the preceding sentence shall not apply after the shares of Common Stock granted under the Stock Award are transferable and are no longer forfeitable.

  7.05.     Deferred Stock Benefits
            -----------------------
       A Stock Award may be granted in satisfaction, in whole or in part, of a Deferred Stock Benefit payable to or on behalf of a Participant. The terms of such Stock
  Award shall be governed by the Deferred Compensation Plan under which the Deferred Stock Benefit is payable.


                   ARTICLE VIII
                   ------------
              PERFORMANCE SHARE AWARDS
              ------------------------

  8.01.     Award
            -----
       In accordance with the provisions of Article IV, the Committee, subject to the approval of the Board, will designate each individual to whom an award of Performance shares is to be made and the number of shares of Common
  Stock subject to the Performance Share award. In accordance with the provisions of Article IV and upon such terms as may be prescribed by the Committee and approved by the Board, the Committee may designate one or more individuals to whom Performance Shares will be awarded in lieu of cash or other compensation otherwise payable to such individual or individuals by the Company or an Affiliate.

  8.02.     Earning the Award
            -----------------
       The Committee, on the date of the grant of an award, subject to the approval of the Board, may prescribe that the Performance Shares, or portion thereof, will be

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  earned, and the Participant will be entitled to receive
  payment pursuant to the award of Performance Shares, only upon the satisfaction of such criteria as may be prescribed by the Committee and approved by the Board.

  8.03.     Payment
            -------
       In the discretion of the Committee, subject to the approval of the Board, the amount payable when an award of Performance Shares is earned may be settled in cash, by the issuance of a Stock Award or a combination of cash and a Stock Award. A fractional share shall not be deliverable when an award of Performance Shares is earned, but a cash payment will be made in lieu thereof.

  8.04.     Shareholder Rights
            ------------------
       No Participant shall, as a result of receiving an award of Performance Shares, have any rights as a shareholder until and to the extent that the award of Performance Shares is earned and settled by the issuance of a Stock Award. After an award of Performance Shares is earned, if settled completely or partially by a Stock
  Award, a Participant will have all the rights of a shareholder with respect to the Common Stock covered by the Stock Award.

  8.05.     Nontransferability
            ------------------
       Performance Shares granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. No right or interest of a Participant in any Performance Shares shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

  8.06.     Status
            ------
       In the event that the terms of any Performance Share award provide that no payment will be made unless the Participant completes a specified period of service on the Board or a specified period of service to the Company or an Affiliate, the Committee may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.


                       ARTICLE IX
                       ----------
          ADJUSTMENT UPON CHANGE IN COMMON STOCK
          --------------------------------------

       The maximum number of shares as to which Options, Performance Shares and Stock Awards may be granted under this Plan and the terms of outstanding Options, Performance Shares and Stock Awards shall be adjusted as

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  the Board shall determine to be equitably required in the event that (a) the Company (i) effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or (ii) engages in a transaction to which Section 424 of the Code applies or (b) there occurs any other event which, in the judgment of the Board necessitates such action. Any determination made under this Article IX by the Board shall be final and conclusive.

       The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares as to which Options, Performance Shares and Stock Awards may be granted or the terms of outstanding Options, Performance
  Shares and Stock Awards.

                      ARTICLE X
                      ---------
  COMPLIANCE WITH LAW ANDAPPROVAL OF REGULATORY BODIES
  ----------------------------------------------------

       No Option shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common
  Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges on which the Company's shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence
  Common Stock when an Option is exercised or a Stock Award is granted may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. No Option shall be exercisable, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

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                       ARTICLE XI
                       ----------
                   GENERAL PROVISIONS
                   ------------------

  11.01.    Effect on Service.
            ------------------
       Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan
  (or any part thereof), shall confer upon any individual any right to continue in the service of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the service of any individual at any time with or without assigning a reason therefor.

  11.02.    Unfunded Plan.
            --------------
       The Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

  11.03.    Rules of Construction.
            ----------------------
       Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.


                    ARTICLE XII
                    -----------
                     AMENDMENT
                     ---------

       The Board may amend or terminate this Plan from time to time; provided, however, that no amendment may become effective until shareholder approval is obtained if (i) the amendment increases the aggregate number of shares of Common Stock that may be issued under the Plan (other than an adjustment pursuant to Article IX) or (ii) the amendment changes the class of individuals eligible to become Participants. No amendment shall, without a Participant's consent, adversely affect any rights of such Participant under any Option, Performance Share or Stock Award outstanding at the time such amendment is made.


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                    ARTICLE XIII
                    ------------
                  DURATION OF PLAN
                  ----------------

       No Option, Performance Share or Stock Award may be granted under this Plan after November 30, 2008.
  Options, Performance Shares and Stock Awards granted before that date shall remain valid in accordance with their terms.

                      ARTICLE XIV
                      -----------
                EFFECTIVE DATE OF PLAN
                ----------------------

       Options may be granted under this Plan upon its adoption by the Board, provided that no Option shall be effective or exercisable unless this Plan is approved by a majority of the votes cast by the Company's shareholders, voting either in person or by proxy, at a duly held shareholders' meeting at which a quorum is present. Performance Shares and Stock Awards may be granted under this Plan upon its approval by the Company's shareholders in accordance with the preceding sentence.

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